Annual Report December 31, 2001
--------------------------------------------------------------------------------

Government Securities
Portfolio

A Series of Panorama Series Fund, Inc.



                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

Panorama Series Fund, Inc.--Government Securities Portfolio

================================================================================
Objective

Panorama Series Fund, Inc.--Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. Government securities and U.S. Government-related securities.

================================================================================
Narrative by David Negri and John Kowalik, Portfolio Managers

We are pleased with the solid performance of Government Securities Portfolio for the one-year period that ended December 31, 2001. We attribute much of the Portfolio's performance to our active management of the Portfolio's allocations between Treasury and U.S. Government agency mortgage-backed securities in response to changing market conditions over the past 12 months.
         During the period, the Federal Reserve Bank (the Fed) trimmed short-term interest rates 11 times, giving investors confidence that an upturn in spending and a recovery in corporate earnings were imminent. However, by late summer 2001, it was painfully obvious that, despite the rate reductions by the Fed and a federal tax rebate meant to spur consumer spending, the U.S. economy was not improving. The terrorist attacks on September 11 had a multiplier effect on the economy's weaknesses as well as an immediate and very negative impact on certain industries, such as travel- and leisure-related businesses. A subsequent chain reaction throughout the economy made it clear that the anticipated earnings recovery would be delayed, until at least the middle of 2002.
         As short-term yields fell, prices for short-term Treasuries rose. Yields on longer term Treasuries also fell, though not as radically. Cautious investors seeking the highest quality securities boosted demand for Treasuries, especially after September 11, while the U.S. Treasury's decisions to buy back or no longer issue long-term securities reduced the supply. In this type of environment, U.S. Treasury securities performed well, as these types of high quality fixed income securities often perform well during economic slowdowns.
         Bonds backed by residential mortgages, or mortgage-backed securities
(MBS), paid a price for exceptionally high volatility in the fixed income markets. Not knowing whether the Fed would continue to trim interest rates or not, the markets were very unsettled. This was particularly true for U.S. Government agency mortgage-backed securities, whose income levels can plummet when interest rates fall and homeowners prepay their mortgages (by refinancing their homes). Faced with this risk of continued refinancings, investors kept upward pressure on MBS yields.
         We structure the Portfolio with a combination of "spread" products and Treasury futures though we mainly focused on government agency mortgage-backed securities. Spread products are the corporate, mortgage and asset-backed securities whose yields are measured relative to those of Treasuries. The difference or gap between the yield of one of these bonds and a similar-maturity Treasury issue is known as the "spread," and spreads have been quite large in recent years. Of course, in the fixed income universe, such yield advantage generally comes at the expense of price.
         We began the reporting period with about 45% of the Portfolio in agencies, and about 50% in U.S. Treasury securities. This allocation put us in a good position to capture price gains from Treasuries when the Fed began reducing interest rates. As the risk of morgage refinancing lessened during the period, we selectively added more mortgage-backed securities to the portfolio in an effort to increase the yield. As of December 31, 2001, we are close to a 50/50 weighting between Treasuries and U.S. Government agency mortgage-backed securities.
         In 2002, we expect an economic recovery to occur, which could lead to potentially higher interest rates. If and when signs of greater economic strength begin to emerge, we expect to return to an emphasis on mortgage-backed securities over Treasuries. Of course, the Portfolio is subject to change at any time as economic and market conditions evolve. Regardless of which way the economy turns, however, we intend to maintain our focus on producing competitive levels of income from a portfolio of high quality bonds. Continued pursuit of investment excellence is an important part of what makes Government Securities Portfolio part of The Right Way to Invest.


In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Portfolio's performance may be subject to fluctuations, and current performance may be less than the results shown.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

2                           Government Securities Portfolio

Panorama Series Fund, Inc.--Government Securities Portfolio

================================================================================
Management's discussion of performance. During the fiscal year that ended December 31, 2001, Government Securities Portfolio provided solid performance in terms of total return in what proved to be a good period for the securities in which the Portfolio invests, mainly Treasury and U.S. Government agency mortgage-backed securities. The Federal Reserve Board's decision to drop interest rates 11 times to 1.75% during the reporting period put the Portfolio in position to benefit from gains in its Treasury holdings. Due to certain restrictions placed on the Portfolio, the Portfolio's weightings between Treasuries and U.S. Government agency mortgage-backed securities stayed generally the same throughout the period. The Portfolio currently is well positioned to benefit from a recovery in the economy, whenever that may occur. The Portfolio's holdings and allocations are subject to change.

--------------------------------------------------------------------------------
Comparing the Portfolio's performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges and expenses were taken into account, performance would be lower.
         The Portfolio's performance is compared to the performance of the Merrill Lynch Government Master Index, which is a composite of both Treasury and Agency Master indices. It includes all issues of the U.S. Government and agencies thereof, exclusive of pass-through securities and flower bonds. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.


Comparison of Change in Value of $10,000 Hypothetical Investments in:
[line chart]

                Panorama Series Fund, Inc.--Government Securities Portfolio      Merrill Lynch Government Master Index
5/13/92         10000                                                            10000
                10200                                                            10321
                10700                                                            10833
12/31/92        10661                                                            10834
                11189                                                            11321
                11506                                                            11646
                11823                                                            12030
12/31/93        11832                                                            11986
                11385                                                            11641
                11162                                                            11509
                11177                                                            11556
12/31/94        11254                                                            11599
                11846                                                            12141
                12557                                                            12895
                12799                                                            13121
12/31/95        13382                                                            13722
                13007                                                            13420
                13014                                                            13478
                13264                                                            13701
12/31/96        13640                                                            14101
                13506                                                            13994
                14041                                                            14476
                14442                                                            14958
12/31/97        14843                                                            15455
                15057                                                            15696
                15483                                                            16103
                16194                                                            16991
12/31/98        16052                                                            16977
                15924                                                            16735
                15623                                                            16598
                15773                                                            16711
12/31/99        15773                                                            16619
                16273                                                            17163
                16434                                                            17438
                16918                                                            17899
12/31/00        17723                                                            18798
                18148                                                            19263
                18148                                                            19220
                19176                                                            20265
12/31/01        19004                                                            20147


Average Annual Total Return of the Portfolio at 12/31/01
1-Year 7.23%   5-Year 6.86%   Since Inception 6.89%

The Portfolio's performance may, from time to time, be subject to changes, particularly during periods of market or interest rate volatility. For updates on the Portfolio's performance, please call us at 1.800.981.2871. Past performance is not predictive of future performance.
The performance information in the graph for the Merrill Lynch Government Master Index begins on 4/30/92. The inception date of the Portfolio is 5/13/92. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The Portfolio's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains by the Portfolio or any gains you may realize if you sell your shares. An explanation of the calculation of the performance is in the Statement of Additional Information.


                            Government Securities Portfolio                   3

Statement of Investments    December 31, 2001


                                                                                                Principal           Market Value
                                                                                                 Amount              See Note 1
================================================================================================================================
Mortgage-Backed Obligations--19.4%
--------------------------------------------------------------------------------------------------------------------------------
Government Agency--19.4%
--------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--12.3%
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
6.50%, 12/1/28                                                                                   $  889,303          $   893,573
10.50%, 10/1/20                                                                                      42,308               47,915
--------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 2/1/09-8/1/28                                                                              1,317,574            1,326,168
7.50%, 9/1/22                                                                                        65,138               67,829
                                                                                                                     -----------
                                                                                                                       2,335,485
--------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--7.1%
Government National Mortgage Assn., 7%, 10/15/23-3/15/26                                          1,312,097            1,350,686
                                                                                                                     -----------
Total Mortgage-Backed Obligations (Cost $3,577,490)                                                                    3,686,171
================================================================================================================================
U.S. Government Obligations--43.7%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
7.50%, 11/15/16(1)                                                                                1,075,000            1,271,566
8.125%, 8/15/19                                                                                     500,000              631,445
9.25%, 2/15/16                                                                                    1,200,000            1,623,000
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.625%, 5/15/06                                                                                   1,700,000            1,724,239
5.75%, 8/15/03                                                                                      500,000              523,965
7.875%, 11/15/04                                                                                  2,255,000            2,508,072
                                                                                                                     -----------
Total U.S. Government Obligations (Cost $7,591,505)                                                                    8,282,287
================================================================================================================================
Corporate Bonds and Notes--27.8%
--------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds, Series S706, 5.375%, 5/15/06                                 1,500,000            1,538,511
--------------------------------------------------------------------------------------------------------------------------------
Financing Corp. Debs., FICO Strips, Series 13, Zero Coupon:
6.71%, 12/27/02(2)                                                                                1,200,000            1,168,680
6.77%, 12/27/06(2)                                                                                1,000,000              780,430
--------------------------------------------------------------------------------------------------------------------------------
Resolution Funding Corp., Zero Coupon Strip Bonds:
6.18%, 7/15/04(2)                                                                                 1,500,000            1,366,357
6.23%, 7/15/05(2)                                                                                   489,000              420,263
                                                                                                                     -----------
Total Corporate Bonds and Notes (Cost $5,029,423)                                                                      5,274,241
================================================================================================================================
Short-Term Notes--4.2%
--------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 1.45%, 1/2/02 (Cost $799,968)                                               800,000              799,968
================================================================================================================================
Repurchase Agreements--4.1%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 1.55%, dated 12/31/01, to be repurchased at $781,067 on 1/2/02, collateralized by U.S. Treasury Nts.,
4.75%-7%, 7/15/06-11/15/08, with a value of $799,798 (Cost $781,000)                                781,000              781,000
--------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $17,779,386)                                                         99.2%          18,823,667
--------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                         0.8              160,111
                                                                                                 ----------          -----------
Net Assets                                                                                            100.0%         $18,983,778
                                                                                                 ==========          ===========

1. Securities with an aggregate market value of $47,314 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
2. Zero-coupon bond reflects the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.

4                           Government Securities Portfolio

Statement of Assets and Liabilities  December 31, 2001


================================================================================================================================
Assets
Investments, at value (cost $17,779,386)--see accompanying statement                                                 $18,823,667
--------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                         853
--------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                                                          144,442
Shares of capital stock sold                                                                                              21,081
Daily variation on futures contracts                                                                                      12,000
Other                                                                                                                        820
                                                                                                                     -----------
Total assets                                                                                                          19,002,863
================================================================================================================================
Liabilities
Payables and other liabilities:
Legal, auditing and other professional fees                                                                                8,784
Shareholder reports                                                                                                        6,578
Shares of capital stock redeemed                                                                                           2,478
Directors' compensation                                                                                                      152
Other                                                                                                                      1,093
                                                                                                                     -----------
Total liabilities                                                                                                         19,085
================================================================================================================================
Net Assets                                                                                                           $18,983,778
                                                                                                                     ===========
================================================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                                                 $    17,120
--------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                            17,832,754
--------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                                                    933,612
--------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                                                         (821,958)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                                                              1,022,250
                                                                                                                     -----------
Net assets--applicable to 17,119,800 shares of capital stock outstanding                                             $18,983,778
                                                                                                                     ===========
================================================================================================================================
Net Asset Value, Redemption Price and Offering Price Per Share                                                             $1.11

See accompanying Notes to Financial Statements.

                            Government Securities Portfolio                    5

Statement of Operations  For the Year Ended December 31, 2001

================================================================================================================================
Investment Income
Interest                                                                                                              $  804,632
================================================================================================================================
Expenses
Management fees                                                                                                           98,727
--------------------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                                   15,000
--------------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                               11,720
--------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                        9,112
--------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                              7,362
--------------------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                                    2,954
--------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                      3,478
                                                                                                                      ----------
Total expenses                                                                                                           148,353
Less reduction to custodian expenses                                                                                        (129)
                                                                                                                      ----------
Net expenses                                                                                                             148,224
================================================================================================================================
Net Investment Income                                                                                                    656,408
================================================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                                                              289,208
Closing of futures contracts                                                                                              53,801
                                                                                                                      ----------
Net realized gain (loss)                                                                                                 343,009
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments                                                      206,255
                                                                                                                      ----------
Net realized and unrealized gain (loss)                                                                                  549,264
================================================================================================================================
Net Increase in Net Assets Resulting from Operations                                                                  $1,205,672
                                                                                                                      ==========

See accompanying Notes to Financial Statements.

6                           Government Securities Portfolio

Statements of Changes in Net Assets

                                                                                                Year Ended December 31,
                                                                                                2001                 2000
================================================================================================================================
Operations
Net investment income (loss)                                                                    $   656,408          $ 1,134,707
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                            343,009               40,667
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                                206,255            1,140,510
                                                                                                -----------          -----------
Net increase (decrease) in net assets resulting from operations                                   1,205,672            2,315,884
================================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                                             (1,112,769)          (1,331,594)
================================================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from
capital stock transactions                                                                          (13,063)          (2,230,791)
================================================================================================================================
Net Assets
Total increase (decrease)                                                                            79,840           (1,246,501)
--------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                              18,903,938           20,150,439
                                                                                                -----------          -----------
End of period [including undistributed (overdistributed) net investment
income of $933,612 and $1,104,567, respectively]                                                $18,983,778          $18,903,938
                                                                                                ===========          ===========

See accompanying Notes to Financial Statements.

                            Government Securities Portfolio                   7

Financial Highlights

                                                      Year Ended December 31,
                                                      2001         2000          1999          1998          1997
====================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $1.10        $1.05         $1.13         $1.11         $1.09
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .04(1)       .07           .07           .06           .07
Net realized and unrealized gain (loss)                   .04(1)       .05          (.09)          .03           .02
--------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations            .08          .12          (.02)          .09           .09
--------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.07)        (.07)         (.06)         (.07)         (.07)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.11        $1.10         $1.05         $1.13         $1.11
                                                        =====        =====         =====         =====         =====
====================================================================================================================
Total Return, at Net Asset Value(2)                      7.23%       12.36%        (1.73)%        8.14%         8.82%
====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $18,984      $18,904       $20,150       $24,923       $23,719
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $18,805      $18,702       $22,683       $24,044       $23,034
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                    3.49%(1)     6.07%         5.80%         5.64%         5.96%
Expenses                                                 0.79%        0.74%         0.70%         0.68%(4)      0.67%(4)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    19%          31%           14%           43%            0%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

    Net investment income                    Change less than $.005 per share
    Net realized and unrealized gain (loss)  Change less than $.005 per share
    Net investment income ratio                                          3.85%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


8                           Government Securities Portfolio

Notes to Financial Statements

================================================================================
1. Significant Accounting Policies
Government Securities Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. Government securities and U.S. Government-related securities. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio makes such purchases while remaining substantially fully invested.
         In connection with its ability to purchase securities on a when-issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Portfolio generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
         Risks to the Portfolio of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential paydown speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
Repurchase Agreements. The Portfolio requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Portfolio may be delayed or limited.

                            Government Securities Portfolio                   9

================================================================================
1. Significant Accounting Policies  (continued)
Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2001, the Portfolio had available for federal income tax purposes unused capital loss carryovers as follows:

                      Expiring
                      ----------------------------------
                          2002                  $187,580
                          2003                   120,749
                          2005                   103,711
                          2006                    62,129
                          2007                   335,952
                                                --------
                         Total                  $810,121
                                                ========

As of December 31, 2001, the Portfolio had approximately $24,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because paydown gains and losses are treated as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.
         The Portfolio adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect an increase in undistributed net investment income of $285,406. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Portfolio were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

10                          Government Securities Portfolio

================================================================================
1. Significant Accounting Policies  (continued)
Other. The Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Portfolio elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolio, but resulted in a $285,406 decrease to cost of securities and a corresponding $285,406 increase in net unrealized appreciation, based on securities held as of December 31, 2000. For the year ended December 31, 2001, interest income decreased by $67,246, net realized gain on investments decreased by $18,646, and the change in net unrealized appreciation on investments increased by $85,892.
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                               Year Ended December 31, 2001              Year Ended December 31, 2000
                                               --------------------------------          --------------------------------
                                               Shares               Amount               Shares              Amount
-------------------------------------------------------------------------------------------------------------------
Sold                                            3,017,758           $ 3,326,540           2,061,609          $ 2,162,940
Dividends and/or distributions reinvested       1,039,970             1,112,769           1,331,594            1,331,594
Redeemed                                       (4,061,125)           (4,452,372)         (5,547,687)          (5,725,325)
                                               ----------           -----------          ----------          -----------
Net increase (decrease)                            (3,397)          $   (13,063)         (2,154,484)         $(2,230,791)
                                               ==========           ===========          ==========          ===========

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were $3,345,211 and $3,368,744, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $17,789,386 was:

        Gross unrealized appreciation                      $1,044,281
        Gross unrealized depreciation                         (10,000)
                                                           ----------
        Net unrealized appreciation (depreciation)         $1,034,281
                                                           ==========

                            Government Securities Portfolio                   11

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are 0.525% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Portfolio's management fee for the year ended December 31, 2001, was an annualized rate of 0.525%.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS an agreed-upon per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
         OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1, 2001. This undertaking may be amended or withdrawn at any time.

================================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
         The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
         Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.
         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2001, the Portfolio had outstanding futures contracts as follows:


                                                                                                  Unrealized
                                 Expiration           Number of        Valuation as of            Appreciation
Contract Description             Date                 Contracts        December 31, 2001          (Depreciation)
----------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Long Bond                   3/19/02              12               $1,218,375                 $(22,031)
                                                                                                  ========

12                          Government Securities Portfolio

Independent Auditors' Report

================================================================================
The Board of Directors and Shareholders of Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Securities Portfolio (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Securities Portfolio as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

                            Government Securities Portfolio                   13

Federal Income Tax Information  (Unaudited)

================================================================================
In early 2002, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2001. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
         Dividends of $0.0670 per share were paid to shareholders on March 16, 2001, all of which was designated as ordinary income for federal income tax purposes.
         None of the dividends paid by the Portfolio during the year ended December 31, 2001, are eligible for the corporate dividend-received deduction.
         The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



14                          Government Securities Portfolio

Directors and Officers

A Series of Panorama Series Fund, Inc.


====================================================================================================================================
Directors and Officers                       James C. Swain, Director, CEO and Chairman of the Board
                                             John V. Murphy, President
                                             William L. Armstrong, Director
                                             Robert G. Avis, Director
                                             Jon S. Fossel, Director
                                             Sam Freedman, Director
                                             C. Howard Kast, Director
                                             Robert M. Kirchner, Director
                                             John S. Kowalik, Vice President
                                             David P. Negri, Vice President
                                             Robert G. Zack, Vice President and Secretary
                                             Brian W. Wixted, Treasurer
                                             Robert J. Bishop, Assistant Treasurer
                                             Scott T. Farrar, Assistant Treasurer
                                             Katherine P. Feld, Assistant Secretary
                                             Kathleen T. Ives, Assistant Secretary
                                             Denis R. Molleur, Assistant Secretary

====================================================================================================================================
Directors
------------------------------------------------------------------------------------------------------------------------------------
Name, Address,(1) Age, Position(s) Held
with Portfolio and Length of Time Served(2)  Principal Occupation(s) During Past Five Years and Other Directorships Held by Director
------------------------------------------------------------------------------------------------------------------------------------
James C. Swain, Chairman,                    Formerly Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (September 1988-
Chief Executive Officer and Director         January 2, 2002); President and a director of Centennial Asset Management Corporation,
(since 1992). Age: 68                        a wholly owned subsidiary of the Manager and Chairman of the Board of Shareholder
                                             Services, Inc., a transfer agent subsidiary of the Manager.
------------------------------------------------------------------------------------------------------------------------------------
William L. Armstrong, Director (since 1999). Chairman of the following private mortgage banking companies: Cherry Creek Mortgage
Age: 64                                      Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso
                                             Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997);
                                             Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991).
                                                  Formerly Director of International Family Entertainment (television channel)
                                             (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage)
                                             (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); formerly
                                             U.S. Senator (January 1979-January 1991).
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Avis, Director (since 1993).       Formerly (until February 2001) Director and President of A.G. Edwards Capital, Inc.
Age: 70                                      (General Partner of private equity funds), formerly (until March 2000) Chairman,
                                             President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly (until
                                             March 1999) Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of
                                             A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); (until March 1999)
                                             Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor).
------------------------------------------------------------------------------------------------------------------------------------
Jon S. Fossel, Director (since 1992).        Formerly (until October 1996) Chairman and a director of the Manager; President and a
Age: 59                                      director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder
                                             Financial Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Sam Freedman, Director (since 1996).         Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds
Age: 61                                      Services; Chairman, Chief Executive Officer and a director of Shareholder Services,
                                             Inc.; Chairman, Chief Executive Officer and Director of Shareholder Financial
                                             Services, Inc.; Vice President and Director of Oppenheimer Acquisition Corp. and a
                                             director of OppenheimerFunds, Inc.

                            Government Securities Portfolio                   15

====================================================================================================================================
Name, Address,(1) Age, Position(s) Held
with Portfolio and Length of Time Served(2)  Principal Occupation(s) During Past Five Years and Other Directorships Held by Director
------------------------------------------------------------------------------------------------------------------------------------
C. Howard Kast, Director (since 1992).       Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).
Age: 80
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Kirchner,                          President of The Kirchner Company (management consultants).
Director (since 1992). Age: 80

====================================================================================================================================
Officers
------------------------------------------------------------------------------------------------------------------------------------
John V. Murphy,(3) President (since 2001).   Chairman, Chief Executive Officer and Director (since June 30, 2001) and President
Age: 52                                      (since September 2000) of OppenheimerFunds, Inc. (the "Manager"); President and a
                                             trustee of other Oppenheimer funds; President and a director (since July 2001) of
                                             Oppenheimer Acquisition Corp., the Manager's parent holding company, and of
                                             Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager;
                                             Chairman and a director (since July 2001) of Shareholder Services, Inc. and of
                                             Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager;
                                             President and a director (since July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the Manager: OAM Institutional, Inc. and
                                             Centennial Asset Management Corporation (since November 2001), HarbourView Asset
                                             Management Corporation and OFI Private Investments Inc. (since July 2002); President
                                             (since November 2001) and a director (since July 2001) of Oppenheimer Real Asset
                                             Management, Inc., an investment advisor subsidiary of the Manager; a director (since
                                             November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc.,
                                             investment advisory affiliates of the Manager.
                                                 Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                             Insurance Company, the Manager's parent company; a director (since June 1995) of DBL
                                             Acquisition Corporation; formerly Chief Operating Officer (September 2000-June 2001)
                                             of the Manager; President and trustee (November 1999-November 2001) of MML Series
                                             Investment Fund and MassMutual Institutional Funds, open-end investment companies; a director (September 1999-August 2000) of C.M. Life Insurance Company; President,
                                             Chief Executive Officer and Director (September 1999-August 2000) of MML Bay State
                                             Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                                             Hibernia Savings Bank, wholly owned subsidiary of Emerald Isle Bancorp; Executive
                                             Vice President Director and Chief Operating Officer (June 1995-January 1997) of David
                                             L. Babson & Co., Inc., an investment advisor; Chief Operating Officer (March
                                             1993-December 1996) of Concert Capital Management, Inc., an investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
John S. Kowalik, Vice President              Senior Vice President of the Manager (since July 1998) and of HarbourView Asset
(since 1998). Age: 44                        Management Corporation (since April 2000); an officer and portfolio manager of other
                                             Oppenheimer funds; formerly Managing Director and Senior Portfolio Manager at
                                             Prudential Global Advisors (June 1989-June 1998).

------------------------------------------------------------------------------------------------------------------------------------
David P. Negri, Vice President               Senior Vice President of the Manager (since May 1998) and of HarbourView Asset
(since 1990). Age: 47                        Management Corporation (since April 1999); an officer and portfolio manager of other
                                             Oppenheimer funds; formerly Vice President of the Manager (July 1988-May 1998).
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Zack, Vice President and           Senior Vice President (since May 1985) and Acting General Counsel (since November
Secretary (since 2001). Age: 53              2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May
                                             1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds
                                             International Ltd. and Oppenheimer Millennium Fund plc (since October 1997); an officer of other Oppenheimer funds; formerly Associate General Counsel (May 1981-
                                             November 2001).


16                          Government Securities Portfolio

====================================================================================================================================
Name, Address,(1) Age, Position(s) Held
with Portfolio and Length of Time Served(2)  Principal Occupation(s) During Past Five Years and Other Directorships Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Brian W. Wixted, Treasurer (since 1999).     Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since
Age: 42                                      March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc.,
                                             Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc.
                                             and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments Inc. (since
                                             March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium
                                             Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of
                                             Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer
                                             Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and
                                             Chief Operating Officer, Bankers Trust Company--Mutual Fund Services Division (March
                                             1995-March 1999); Vice President and Chief Financial Officer of CS First Boston
                                             Investment Management Corp. (September 1991-March 1995).
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Bishop, Assistant Treasurer        Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of
(since 1996). Age: 43                        other Oppenheimer funds; formerly an assistant vice president of the Manager/Mutual
                                             Fund Accounting (April 1994-May 1996), and a fund controller of the Manager.
------------------------------------------------------------------------------------------------------------------------------------
Scott T. Farrar, Assistant Treasurer         Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant
(since 1996). Age: 36                        Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an assistant vice president of the Manager/Mutual
                                             Fund Accounting (April 1994-May 1996), and a fund controller of the Manager.
------------------------------------------------------------------------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary       Vice President and Senior Counsel of the Manager (since July 1999); Vice President of
(since 2001). Age: 43                        OppenheimerFunds Distributor, Inc. (since June 1990); an officer of other Oppenheimer funds; formerly a vice president and associate counsel of the Manager (June 1990-
                                             July 1999).
------------------------------------------------------------------------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary        Vice President and Assistant Counsel of the Manager (since June 1998); an officer of
(since 2001). Age: 36                        other Oppenheimer funds; formerly an assistant vice president and assistant counsel of the Manager (August 1994-August 1997).
------------------------------------------------------------------------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary        Vice President and Senior Counsel of the Manager (since July 1999); an officer of other
(since 2001). Age: 44                        Oppenheimer funds; formerly a vice president and associate counsel of the Manager
                                             (September 1991-July 1999).









The Portfolio's Statement of Additional Information contains additional information about the Portfolio's Directors and is available without charge upon request.
Each Director is also a Director, Trustee or Managing General Partner of 41 other portfolios in the OppenheimerFunds' complex, except as follows: Messrs. Armstrong and Fossel (40 portfolios).
1. The address of each Director and Officer is 6803 S. Tucson Way, Englewood, CO 80112-3924, except as follows. The address for the following Officers is 498 Seventh Avenue, New York, NY 10018: Messrs. Murphy, Negri, Kowalik, Zack and Molleur and Ms. Feld.
2. Each Director and Officer serves for an indefinite term, until his or her resignation, death or removal.
3. John V. Murphy is an "interested person" of the Portfolio (as defined in the Investment Company Act of 1940), by virtue of his positions as an officer and director of the Portfolio's Manager, and as a shareholder of its parent company.


                            Government Securities Portfolio                  17

Government Securities Portfolio
A Series of Panorama Series Fund, Inc.

================================================================================
Investment Advisor                         OppenheimerFunds, Inc.

================================================================================
Distributor                                OppenheimerFunds Distributor, Inc.

================================================================================
Transfer Agent                             OppenheimerFunds Services

================================================================================
Custodian of Portfolio Securities          The Bank of New York

================================================================================
Independent Auditors                       Deloitte & Touche LLP

================================================================================
Legal Counsel                              Myer, Swanson, Adams & Wolf, P.C.

                                           For more complete information about
                                           Government Securities Portfolio,
                                           please refer to the Prospectus. To
                                           obtain a copy, call your financial
                                           advisor, or call OppenheimerFunds,
                                           Inc. at 1.800.981.2871.


                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.

(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

18